UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2024

Central Index Key Number of the issuing entity: 0002036193

BANK 2024-BNK48

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-09	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On October 9, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2024-BNK48, Commercial Mortgage Pass-Through Certificates, Series 2024-BNK48 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Newport Centre” on Exhibit B to the Pooling and Servicing Agreement (the “Newport Centre Mortgage Loan”), is an asset of the Issuing Entity and is part of a whole loan (the “Newport Centre Park Whole Loan”) that includes the Newport Centre Mortgage Loan and one or more pari passu notes and/or subordinate promissory notes (“Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Newport Centre Whole Loan will be serviced and administered (A) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1-1), under the Pooling and Servicing Agreement, and (B) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loan related to the Newport Centre Whole Loan was securitized on November 20, 2024 in connection with the issuance of a series of mortgage pass-through certificates entitled BBCMS Mortgage Trust 2024-C30, Commercial Mortgage Pass-Through Certificates, Series 2024-C30. Consequently, the Newport Centre Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of November 1, 2024 (the “BBCMS 2024-C30 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Non-Serviced Special Servicer”), Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. The BBCMS 2024-C30 Pooling and Servicing Agreement is attached hereto as Exhibit 4.5.

The servicing terms of the BBCMS 2024-C30 Pooling and Servicing Agreement applicable to the servicing of the Newport Centre Mortgage Loan will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated September 27, 2024 (the “Prospectus”), and the following:

•	The related Non-Serviced Master Servicer earns a servicing fee with respect to each such mortgage loan that is to be calculated at 0.00125% per annum.
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Newport Centre Whole Loan if it is a specially serviced loan under the BBCMS 2024-C30 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25000% per annum and (ii) the per annum rate that would result in a special servicing fee for the related month of $5,000.
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Newport Centre Whole Loan if it is a corrected loan will accrue at a rate equal to 1.0% of each collection; provided that in the event the workout fee collected at such rate is less than $25,000, then the Non-Serviced Special Servicer will be entitled to a total workout fee equal to $25,000.
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Newport Centre Whole Loan will equal to 1.0%; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to such rate as would result in an aggregate liquidation fee equal to $25,000.

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•	Unlike the Pooling and Servicing Agreement, the BBCMS 2024-C30 Pooling and Servicing Agreement does not provide certain nonbinding consultation rights in respect of the Newport Centre Mortgage Loan to a representative of the holders of the credit risk retention interests.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

4.5	Pooling and Servicing Agreement, dated as of November 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: November 21, 2024

BANK 2024-BNK48 – 8-K